UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2008

Cost Plus, Inc.
(Exact Name of Registrant as Specified in Charter)

California	0-14970	94-1067973
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 4th  Street
Oakland, California 94607
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (510) 893-7300

Not Applicable
(Former Number, Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 16, 2008, Cost Plus, Inc. (the “Company”) issued a press release in connection with its response to Pier 1 Inc.'s non-binding, highly conditional and unsolicited proposal to acquire the Company in a stock-for-stock transaction.  A copy of the press release is furnished as an exhibit to this Form 8−K and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Cost Plus, Inc. dated June 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COST PLUS, INC.
By:	/s/ Jane L. Baughman
Jane L. Baughman,
Executive Vice President and Chief Financial Officer

Dated: June 16, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Cost Plus, Inc. dated June 16, 2008.